SUPPLEMENT TO THE PROSPECTUSES

OF

WELLS FARGO ADVANTAGE SMALL TO MID CAP STOCK FUNDS

For the Wells Fargo Advantage C&B Mid Cap Value Fund

(the "Fund")

The following is added in the sections entitled "Principal Investment Strategies" contained in both the Fund Summaries and The Funds sections:

Effective February 1, 2014: We invest principally in equity securities of medium-capitalization companies, which we define as securities of companies with market capitalization within the range of the Russell Midcap® Index. The market capitalization range of the Russell Midcap® Index was approximately $889 million to $29.84 billion, as of September 30, 2013, and is expected to change frequently.